Exhibit 10.47

AMENDMENT TO THE

GOOGLE INC. ADWORDS RESELLER ADDENDUM

This Amendment 2 to the Google Inc. AdWords Reseller Addendum (“Amendment”) and is entered into as of the Amendment 2 Effective Date (as defined below) by and between ReachLocal, Inc. (“Reseller”) and Google Inc. (“Google”).

Background

WHEREAS, Customer and Google entered into a Google Inc. AdWords Reseller Addendum (as amended from time to time, the “Addendum”), with an effective date of April 25, 2011; and

WHEREAS, through this Amendment, the parties wish to amend the Addendum.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Customer and Google hereby agree that the Addendum shall be amended as of the Amendment Effective Date as follows:

Terms

1.	Extension. The first sentence of Section 12 of the Addendum is deleted and is hereby replaced with the following:

“This Addendum will commence on the Effective Date and will continue through June 30, 2014 (the “Term”), unless terminated earlier in accordance with this Section.”

2.

Miscellaneous. This Amendment 2 may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. No agreement hereafter made shall be effected to change, modify, or discharge this Amendment, in whole or in part, unless such agreement is in writing and signed by or on behalf of the party against whom the enforcement of the change, modification, or discharge is sought. This Amendment 2 shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Each person whose signature appears below represents and warrants that he or she has the authority to bind the entity on whose behalf he or she has executed this Amendment. Except as expressly modified herein, the terms of the Addendum remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment 2 by their duly authorized representatives as of the date of the latest signature below (“Amendment 2 Effective Date”).

GOOGLE INC.	ReachLocal, Inc.
By: /s/ Nikesh Arora	By: /s/ Jason Whitt
Print Name: Nikesh Arora	Print Name: Jason Whitt
Title: President, Global Sales and Business Development Google Inc.	Title: SVP Corporate Development
Date: February 10, 2014	Date: February 8, 2014